EXHIBIT 30(e)(v)

Part 1 Application to: [ ] The Prudential Insurance Company of America No.
[ ] Pruco Life Insurance Company of New Jersey
A Subsidiary of The Prudential Insurance Company of America
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1a. Proposed Insured's name -- first, initial, last (Print) 1b. Sex 2a. Date of birth 2b. Age
2c. Place of birth
Mo. Day Yr.
[ ]M [ ]F
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3. [ ] Single [ ] Married [ ] Widowed [ ] Separated [ ] Divorced 4. Occupation(s)
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5. Address for mail No. Street City
State Zip

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6a. Kind of policy 6b. Initial amount 7.
Accidental death coverage
$ initial
amount $
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8. Beneficiary: (name age and relationship) 9. List all life insurance, annuities and vanable contracts on
a. Primary (Class 1): ________________________________ proposed Insured. (If NONE, so state.)
___________________________________________________ Initial Yr.
Kind Medical
___________________________________________________ Company amt. issued (Indiv.,
Group) Yes No

______________________________________________________
[ ] [ ]
b. Contingent (Class 2) if any:
___________________________________________________________________

___________________________________________________
[ ] [ ]
___________________________________________________
___________________________________________________________________

[ ] [ ]

___________________________________________________________________

[ ] [ ]
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10. Other person(s) proposed for coverage including the Applicant for Applicant's Waiver of Premium benefit (AWP)

Relationship to Date of birth
Total life insurance
Name--first, initial, last Sex proposed Insured Mo. Day Yr. Age Place of birth in all companies
a. Spouse $
___________________________________________________________________________________________________________________________________
b. $
___________________________________________________________________________________________________________________________________
c. $
___________________________________________________________________________________________________________________________________
d. $
___________________________________________________________________________________________________________________________________
e. $
___________________________________________________________________________________________________________________________________
f. $
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11. Supplementary benefits: a. For proposed Insured b. For spouse, children, Applicant for AWP
Type and duration of benefit Amount Type and duration of
benefit Amount
$ $
___________________________________________________________________________________________________________________________________
$ $
___________________________________________________________________________________________________________________________________
$ $
___________________________________________________________________________________________________________________________________
[ ] Option to Purchase Additional Ins. $ [ ] Applicant's Waiver of Premium benefit
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12. State any special request.

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13. Will this insurance replace or change any existing insurance or annuity in any company on any person named Yes No
in 1a or 10? If "Yes", give their names, name of company, plan, amount and policy numbers. [ ] [ ]

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14. Is anyone applying for, or trying to reinstate, life or health insurance on any person named in 1a or 10 in Yes No
this or any company? If "Yes", give amount, details and
company. [ ] [ ]

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15. Does any person named in 1a or 10 plan to live or travel outside the United States and Canada within the next Yes No
12 months? If "Yes", give
details. [ ] [ ]
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16. Has any person named in 1a or 10 operated or had any duties aboard an aircraft, glider, balloon, or like Yes No
device, within the last 2 years, or does any such person have any plans to do so in the future? If
"Yes", [ ] [ ]
complete Aviation Questionnaire.
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17. Has any person named in 1a or 10, within the last 12
months: Yes No
a. been treated by a doctor for or had a known heart attack, stroke or cancer other than of the skin?
............ [ ] [ ]
b. had an electrocardiogram for any physical complaint, or taken medication for high blood pressure?
............. [ ] [ ]
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18. Premiums payable [ ] Ann. [ ] Semi-Ann. [ ] Quar. [ ] Mon. [ ] Pay. Budg. [ ] Pru-Matic [ ] Gov't.
Allot.
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19. Amount paid $ [ ] None (Must be "None" if either 17a or 17b is answered "Yes".)
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20. Is a medical examination to be made on a. the proposed
Insured?.................................................. Yes [ ] No [ ]
b. spouse (if proposed for coverage)?

.................................... Yes [ ] No [ ]
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21. If 20a or 20b is "Yes", is it agreed that no insurance will take effect on anyone proposed for coverage until Yes No
the person(s) indicated in 20 have been examined, even if 19 shows that an amount has been paid?
................. [ ] [ ]
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22. Dividend Option election COMPLETE ONLY IF APPLYING TO THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
[ ] Paid-up additions [ ] Accumulate at interest [ ] Cash
[ ] Reduce premiums (Not available for monthly mode) [ ] ______________________________
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ORD 84376-84 NEW YORK Page 1 (Continued on page 2)

II-88

Continuation of Part 1 of Application
Complete on all persons named in 1a and 10 if any one of them can have insurance on a non-medical basis.
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23. Height and weight of:
a. Proposed Insured Ht._______ Wt._______ b. Spouse Ht.________ Wt.________ c. Applicant for AWP Ht.________
Wt.________
Has the weight changed more than 10 pounds in the past year? Yes [ ] No [ ] If "Yes", give details in 30.
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24. Has the proposed Insured or spouse ever smoked? a. Proposed Insured Yes [ ] No [ ] b. Spouse Yes [
] No [ ]

If "Yes", give date(s) last smoked: Cigarettes Cigars Pipe
Proposed Insured Mo.______ Yr. ______ Mo.______ Yr. ______ Mo.______ Yr. ______
Spouse Mo.______ Yr. ______ Mo.______ Yr. ______ Mo.______ Yr. ______
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25. When was a doctor last consulted by: a. Proposed Insured? b. Spouse? c. Applicant for AWP?
Mo.______ Yr. ______ Mo.______ Yr. ______ Mo.______
Yr. ______
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26. Has any person to be covered now being treated or taking medicine for any condition or disease?................. Yes [ ] No [ ]
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27. Has any person to be covered
ever: Yes No
a. had any surgery or been advised to have surgery and has not done so?............................................... [ ] [ ]
b. been in a hospital, sanitarium or other institution for observation, rest, diagnosis or treatment?................. [ ] [ ]
c. regularly used or is any such person now using, barbiturates or amphetamines, marijuana or other hallucinatory drugs, or heroin, opiates or other narcotics, except as prescribed by a doctor?
..................... [ ] [ ]
d. been treated or counseled for alcoholism?
......................................................................... [ ] [ ]
e. had life or health insurance declined, postponed, changed, rated-up or withdrawn?
................................. [ ] [ ]
f. had life or health insurance canceled, or its renewal or reinstatement refused?
................................... [ ] [ ]
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28. Other than as shown above, in the past 5 years has any person to be covered: Yes No

a. consulted or been attended or examined by any doctor or other practitioner?
...................................... [ ] [ ]
b. had electrocardiograms, X-rays for diagnosis or treatment, or blood, urine, or other medical tests?
.............. [ ] [ ]
c. made claim for or received benefits, compensation, or a pension because of sickness or injury?
................... [ ] [ ]
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29. Does any person to be covered now have a known sign of any physical disorder, disease or defect not shown above? Yes [ ] No [ ]
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30. What are the full details of the answer to 25 and to each part of 23 and 26 thru 29 which is answered "Yes"?

Name & Full names and
addresses of
Question No. Illness or other resason Dates and duration of illness doctors and hospitals

___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________

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Those who sign below declare, to the best of their knowledge and belief, that the statements in this application are complete and
true. The beneficiary named in the application is for insurance payable upon death of (1) the Insured, and (2) an insured child
after the death of the Insured if there is no insured spouse.

When the Company gives a Limited Insurance Agreement form, ORD 84376A-84, NEW YORK, of the same date as this Part
1, coverage will
start as shown in that form. Otherwise, no coverage will start unless: (1) a contract is issued, (2) it is accepted, and (3) the
full first premium is paid while all persons to be covered are living and their health remains as stated in Part
1. If all these
take place, coverage will start on the contract date. No agent can make or change a contract, or waive any of the
Company's rights
or needs.

OWNERSHIP: Unless otherwise asked for above, the owner of the contract will be (1) the applicant if other than the proposed Insured,
otherwise (2) the proposed Insured. But this is subject to any automatic transfer of owership stated in the contract.

Signature of Proposed Insured (If Age 8 or over)

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Dated at on , 19 Signature of Applicant (If other than proposed

Insured)
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City/State
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Witness (If applicant is a firm or corporation, show that
company's name)

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(Licensed agent must witness where required by law)
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(Signature and title of officer signing for that
company)

ORD 84376-84 NEW YORK Page 2